UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Jack in the Box INC.
(Name of Registrant as Specified In Its Charter)

The Lion Fund, L.P.

THE LION FUND II, L.P.

Biglari Capital Corp.

Southern Pioneer Property and Casualty Insurance Company

First Guard Insurance Company

Biglari Reinsurance Ltd.

Biglari Insurance Group Inc.

Western Sizzlin Corporation

Steak ‘n Shake Inc.

Biglari holdings inc.

Sardar Biglari

Douglas Thompson

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER [●], 2025

BIGLARI CAPITAL CORP.

___________, 2025

Dear Fellow Jack in the Box Stockholder:

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari”, “we” or “our”) are the beneficial owners of an aggregate of 1,884,269 shares of Common Stock, $0.01 par value per share (the “Common Stock”), of Jack in the Box Inc., a Delaware corporation (“JACK” or the “Company”), representing approximately 9.97% of the outstanding shares of Common Stock, making us one of the Company’s largest stockholders.

We are seeking your support for the election of our nominee to the Company’s Board of Directors (the “Board”) at the 2026 annual meeting of stockholders scheduled to be held on [●], 2026, at [●] [a.m./p.m.] Pacific Time, which will be a completely “virtual meeting” of stockholders to be held at www.cesonlineservices.com/[●] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

We are seeking representation on the Board because we believe that, under the right leadership and oversight, JACK can achieve long-term success, and we remain committed to working with leadership toward that end. In our view, however, the incumbent Board does not have the right experience, skillset and/or willingness to address strategic missteps and reverse years of stockholder value destruction. As such, we felt compelled to take further action by nominating a candidate for election at the Annual Meeting. The individual we have nominated is highly qualified, capable, and ready to serve the stockholders of JACK.

The Company has an annually elected Board with ten (10) directors up for election at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only our nominee, Douglas Thompson (the “Biglari Nominee”), but also nine (9) of the Company’s nominees whose election we do not oppose. The Company nominees that Biglari does not oppose and believes are the most qualified to serve as directors with the Biglari Nominee are [Guillermo Diaz Jr., David Goebel, Mark King, Madeleine Kleiner, Michael Murphy, James Myers, Enrique Ramirez, Alan Smolinisky, Lance Tucker, and Vivien Yeung] (the “Unopposed Company Nominees”).

Biglari and JACK will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominee may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Biglari Nominee will have the legal effect of replacing one Company-nominated director with the Biglari Nominee. If elected, the Biglari Nominee will constitute a minority on the Board and there can be no guarantee that he will be able to implement the actions that he may believe are necessary to unlock stockholder value. However, we believe the election of the Biglari Nominee is an important step in the right direction for enhancing stockholder value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if the Biglari Nominee is elected.

Stockholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominee and the Company’s nominees on the GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we strongly recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for the Biglari Nominee to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges stockholders using our GOLD universal proxy card to vote “FOR” the Biglari Nominee and “FOR” the nine (9) Unopposed Company Nominees.

IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE BIGLARI NOMINEE AND THE NINE (9) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached Proxy Statement and the enclosed GOLD universal proxy card are first being furnished to the stockholders on or about [●].

THIS SOLICITATION IS BEING MADE BY BIGLARI AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

If you have already voted on the Company’s white proxy card, you have every right to change your vote by signing, dating and returning a later-dated GOLD universal proxy card, or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED DECEMBER [●], 2025

2026 ANNUAL MEETING OF STOCKHOLDERS
OF
Jack in the Box Inc.
_________________________

PROXY STATEMENT
OF
BIGLARI CAPITAL CORP.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari”, “we” or “our”) are significant stockholders of Jack in the Box Inc., a Delaware corporation (“JACK” or the “Company”), who collectively beneficially own an aggregate of 1,884,269 shares of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company, representing approximately 9.97% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) requires the addition of a new independent director who has a strong, relevant background and who is committed to maximizing stockholder value. This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to stockholders on or about [●]. We are seeking your support at the annual meeting of stockholders scheduled to be held on [●], 2026, at [●] [a.m./p.m.] Pacific Time, which will be a completely “virtual meeting” of stockholders to be held at www.cesonlineservices.com/[●] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Biglari’s director nominee, Douglas Thompson (the “Biglari Nominee”), and nine (9) of the Company’s nominees, [Guillermo Diaz Jr., David Goebel, Mark King, Madeleine Kleiner, Michael Murphy, James Myers, Enrique Ramirez, Alan Smolinisky, Lance Tucker, and Vivien Yeung] (collectively, the “Unopposed Company Nominees”), to serve until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified;
2.	To vote on the Company’s proposal to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the fiscal year ending September 27, 2026;
3.	To vote on the Company’s proposal to provide an advisory vote regarding the compensation of the Company’s named executive officers (“Say on Pay”) for the fiscal year ended September 28, 2025, as set forth in the Company’s proxy statement;
4.	To vote on the Company’s proposal to approve an amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”) to increase the number of shares available for issuance;
5.	To vote on the Company’s proposal to ratify the adoption by the Board of the Stockholder Protection Rights Agreement (the “Rights Agreement”); and

6.	To consider such other business as may properly come before the Annual Meeting.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Company has an annually elected Board with ten (10) directors up for election at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the Biglari Nominee, but also nine (9) of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees.

Biglari and JACK will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominee may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Biglari Nominee will have the legal effect of replacing one Company-nominated director. If elected, the Biglari Nominee, subject to his fiduciary duty as a director, will seek to work with the other members of the Board to position JACK to maximize stockholder value. However, the Biglari Nominee will constitute a minority on the Board and there can be no guarantee that he will be able to implement the actions that he may believe are necessary to do so. There is no assurance that any of the Company’s nominees will serve as directors if the Biglari Nominee is elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominee and the Company’s nominees on the GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we strongly recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for the Biglari Nominee to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges stockholders using our GOLD universal proxy card to vote “FOR” the Biglari Nominee and “FOR” the nine (9) Unopposed Company Nominees.

IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE BIGLARI NOMINEE AND THE NINE (9) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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As of the date hereof, Biglari, which includes The Lion Fund, L.P., a Delaware limited partnership (“The Lion Fund”), The Lion Fund II, L.P., a Delaware limited partnership (“The Lion Fund II”), Biglari Capital, a Texas limited liability company, Southern Pioneer Property and Casualty Insurance Company, an Arkansas corporation (“Southern Pioneer”), First Guard Insurance Company, an Arizona corporation (“First Guard”), Biglari Reinsurance Ltd., a Bermuda corporation (“Biglari Reinsurance”), Biglari Insurance Group Inc., a Delaware corporation (“Biglari Insurance”), Western Sizzlin Corporation, a Delaware corporation (“Western Sizzlin”), Steak ‘n Shake Inc., an Indiana corporation (“Steak ‘n Shake”), Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), Sardar Biglari (collectively with the Biglari Nominee, the “Participants,” and each, a “Participant”), collectively beneficially own 1,884,269 shares of Common Stock. The Participants intend to vote their shares “FOR” the election of the Biglari Nominee and the Unopposed Company Nominees, “FOR” the ratification of KPMG as the Company’s independent registered public accountants for the fiscal year ending September 27, 2026, “AGAINST” the Company’s Say on Pay proposal for the fiscal year ended September 28, 2025, “AGAINST” the approval of an amendment to the 2023 Plan, and “AGAINST” the ratification of the adoption by the Board of the Rights Agreement.

The Company has set the close of business on [●], as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 9357 Spectrum Center Blvd., San Diego, California 92123. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [●] shares of Common Stock outstanding, excluding treasury shares.

We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today.

THIS SOLICITATION IS BEING MADE BY BIGLARI AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. BIGLARI IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH BIGLARI IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

BIGLARI URGES YOU TO VOTE “FOR” THE BIGLARI NOMINEE VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY. We believe the best opportunity for the Biglari Nominee to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges stockholders using our GOLD universal proxy card to vote “FOR” the Biglari Nominee and “FOR” the nine (9) Unopposed Company Nominees.

IF YOU DO NOT HAVE ACCESS TO THE INTERNET, PLEASE SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE BIGLARI NOMINEE AND THE UNOPPOSED COMPANY NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD, OR IF YOU DO NOT HAVE ACCESS TO THE INTERNET, BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—
This Proxy Statement and our GOLD universal proxy card are available at

www.___________.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD universal proxy card today to vote FOR the election of the Biglari Nominee and the Unopposed Company Nominees and in accordance with Biglari’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Biglari c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Biglari is using a “universal” proxy card containing the Biglari Nominee as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you propose to vote. Biglari strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from JACK. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

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BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to the proxy solicitation related to this Annual Meeting:

•	On February 10, 2023, Biglari made a filing with the SEC disclosing aggregate beneficial ownership of approximately 5.5% of the outstanding shares of Common Stock.
•	On February 14, 2024, Biglari made a filing with the SEC disclosing an increase in its ownership to approximately 5.8% of the outstanding shares of Common Stock.
•	In late February 2024, Mr. Biglari met with representatives of the Company, including then-Chief Executive Officer Darin Harris, regarding Biglari’s investment in the Company.
•	On May 14, 2024, Mr. Biglari participated in a follow-up call with Company representatives regarding Biglari’s investment in the Company.
•	On May 23, 2025, Mr. Biglari met with Lance Tucker, the Company’s Chief Executive Officer, and Ryan Ostrom, the Company’s Chief Customer and Digital Officer, to discuss, among other things, the Company’s recent earnings call, the “JACK on Track” plan, Biglari’s investment in the Company and interest in purchasing additional shares, and the Company’s corporate governance. Mr. Biglari demonstrated to the Company’s representatives ways in which Steak ‘n Shake had decreased food and labor costs and produced industry-leading same store sales.
•	On June 20, 2025, Mr. Biglari met with Mr. Tucker and discussed Biglari’s intention to continue investing in the Company because of its belief the Company’s shares represented an attractive investment opportunity, as well as the Company’s corporate governance. Mr. Biglari also requested the opportunity to meet with additional members of the Board.
•	On July 2, 2025, despite the ongoing discussions with Mr. Biglari and Mr. Biglari’s assurances to the Company that Biglari would not increase its current ownership in the Company unless such investment was welcomed by the Company, the Board adopted the Rights Agreement (as amended on September 8, 2025), also known as a “poison pill.”
•	On July 10, 2025, Biglari made a filing with the SEC, disclosing beneficial ownership of approximately 9.98% of the outstanding Common Stock. The filing stated Biglari’s intention to engage with the Board and management as a result of the Company’s adoption of the Rights Agreement, including, among other things, through discussions regarding potential changes to the Company’s operations and Board composition, and by making proposals regarding the same.
•	On July 15, 2025, Mr. Biglari met with Mr. Tucker, Chairman David Goebel, Director James Myers and Rachel Webb, VP of Finance and Investor Relations. Mr. Biglari expressed his interest in being appointed to the Board, explaining that his background and experience in capital markets and restaurant operations positioned him to meaningfully contribute to the Company. Mr. Goebel described the Board’s director review and evaluation process. The parties also discussed the Company’s “JACK on Track” plan and debt reduction priorities.
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•

On August 18, 2025, Mr. Biglari and other representatives of Biglari met with Messrs. Tucker, Goebel, and Myers and Ms. Webb. Mr. Biglari reiterated his interest in Board service. Mr. Biglari expressed that he would like to see Mr. Tucker succeed in his role as CEO, which Mr. Biglari believed would require certain changes to address his concerns with the Company. Mr. Goebel indicated that the Board would be open-minded to Mr. Biglari presenting candidates, including himself, as part of the Board’s director search process.

•	On September 26, 2025, Mr. Biglari participated in a discussion with the Nominating and Governance Committee regarding being added to the Board.
•	On October 21, 2025, having not heard from the Company following Mr. Biglari’s interview with the Nominating and Governance Committee, counsel to Biglari requested the Company’s director questionnaire as part of the nomination process.
•	On October 24, 2025, Mr. Goebel informed Mr. Biglari that, following the Nominating and Governance Committee’s evaluation, the Board had determined not to proceed with his appointment. Mr. Biglari indicated that, in light of the Board’s determination, and despite his attempts to constructively engage with the Company in order to correct the issues that Mr. Biglari had previously identified, he may be compelled to pursue a proxy contest at the Company to bring these issues directly to stockholders.
•	On October 31, 2025, Biglari submitted a formal notice of its intent to nominate Mr. Biglari and Douglas Thompson for election to the Board at the Annual Meeting, and filed an amendment to its Schedule 13D on November 3, 2025 announcing the delivery of its notice.
•

Also on November 3, 2025, the Company announced that it had entered into a nomination and cooperation agreement with GreenWood Investors, LLC (“GreenWood”), pursuant to which Alan Smolinisky and Mark King would be appointed to the Board, effective November 7, 2025. In connection with this agreement, the Board expanded its size from eight to ten directors and agreed to limit any further increase in Board size absent GreenWood’s consent. The announcement followed the Board’s decision not to proceed with Mr. Biglari’s appointment, despite Biglari’s substantial ownership stake and Mr. Biglari’s expertise, and participation in the Company’s director evaluation process.

•	On December 16, 2025, the Company filed its preliminary proxy statement in connection with the Annual Meeting.
•	On December 23, 2025, Biglari delivered a notice to the Company withdrawing its nomination of Mr. Biglari.
•	Also on December 23, 2025, Biglari filed this preliminary proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

We invested in the Company nearly three years ago with a firm belief that, under the right leadership and oversight, it can achieve long-term success. We have made every effort to work constructively with the Board and management toward that end. However, the Board refused to engage with us in good faith, and it has become painfully obvious that the Board does not possess the skills or knowledge to turn around the Company’s operations, underestimates financial risk, makes poor capital allocation decisions, appears more interested in the social aspects of Board participation, and is in dire need of a long overdue refresh.

The Board includes four directors with an average tenure of over 17 years - David Goebel (17 years), Madeleine Kleiner (14 years), Michael Murphy (23 years), and James Myers (15 years). These long-tenured directors have presided over numerous strategic missteps and years of stockholder value destruction.

Just in the last decade, these directors have overseen three CEO changes: Leonard “Lenny” Comma, Darin Harris, and Lance Tucker.

These directors not only failed to ensure management stability but also approved M&A transactions and capital expenditures that failed to deliver promised results, but instead resulted in massive stockholder value destruction. JACK’s total stockholder return (“TSR”) has vastly underperformed its peer group and the Russell 3000 Index over the last 1-year, 3-year, 5-year and 10-year periods.1

Total Shareholder Return as of December 19, 2025

	1-year	3-year	5-year	10-year
Proxy Peer (median)	0.8	11.9	(5.1)	7.6
Russell 3000	17.3	84.0	87.3	287.4

Jack in the Box	(50.9)	(69.2)	(76.5)	(68.8)

On April 23, 2025, JACK announced the “Jack on Track” strategy that was intended to present a roadmap for turning around the Company. Since then, JACK’s TSR is negative 23.7% compared to a positive 7.7% for its peer group (median).2

We believe a key factor in JACK’s sustained stockholder value destruction is the long-tenured directors’ approval of the acquisition of Del Taco Restaurants, Inc. in 2021 for $575 million3 — a transaction that failed spectacularly to deliver the expected benefits. Just four years later, under the same Board leadership, the Company sold Del Taco for just $119 million,4 representing a nearly 80% loss.

How can stockholders trust a Board that squandered $460 million?

1 Source: FactSet. Data as of December 19, 2025.

2 Source: FactSet. Data as of December 19, 2025.

3 https://investors.jackinthebox.com/news/news-details/2021/Jack-in-the-Box-to-Acquire-Del-Taco-Combining-Two-Challenger-Brands-to-Create-Substantial-Opportunities-for-Growth-and-Increased-Profitability/default.aspx

4 https://www.sec.gov/Archives/edgar/data/807882/000080788225000081/ex991-pressreleasexdeltaco.htm

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During the past year, we engaged with JACK to offer actionable, value-enhancing ideas. We recommended that the Company focus on improving restaurant traffic and paying down debt, and made a number of suggestions regarding its capital allocation strategy. However, as we made more of an effort to engage with the Board and management, it became increasingly clear that they were more interested in pursuing defensive mechanisms to entrench themselves at the expense of stockholders, including the (i) adoption of a poison pill despite our stated intention to the Board that we would not acquire any additional shares unless invited to do so, and (ii) entry into a cooperation agreement with GreenWood, an investor that, at the time, held only a small, undisclosed ownership stake in the Company.

Although when we first sought to engage with the Board, we had no intention of running a proxy contest, the extreme erosion of stockholder value, coupled with the Board’s questionable corporate governance tactics, have made it clear to us that the Board requires representatives whose interests are aligned with stockholders, and who put those interests before their own.

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PROPOSAL ONE

ELECTION OF DIRECTORS

According to the Company’s proxy statement, there are ten (10) directors up for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the Biglari Nominee, Douglas Thompson, for a term ending at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”). Your vote to elect the Biglari Nominee will have the legal effect of replacing one Company-nominated director with the Biglari Nominee. If elected, the Biglari Nominee will constitute a minority on the Board and there can be no guarantee that the Biglari Nominee will be able to implement any actions that he may believe are necessary to unlock stockholder value at JACK. However, we believe the election of the Biglari Nominee is an important step in the right direction for enhancing stockholder value at the Company. There is no assurance that any of the Company’s nominees will serve as a director if the Biglari Nominee is elected to the Board. You should refer to the Company's proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

This Proxy Statement is soliciting proxies to elect not only the Biglari Nominee, but also the nine (9) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of the director nominee other than the Company’s nominees. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE BIGLARI NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of the Biglari Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Biglari Nominee should serve as a director of the Company are set forth below. This information has been furnished to us by the Biglari Nominee. The Biglari Nominee is a citizen of the United States of America.

Douglas Thompson, age 62, has served as Chief Executive Officer and a member of the board of directors of Tumble 22 Holdings, LLC, a Texas-based hot chicken restaurant group, since October 2022. Mr. Thompson previously served in multiple leadership roles at Texas Roadhouse, Inc. (NASDAQ: TXRH) (“Texas Roadhouse”), a casual dining restaurant company operating American steakhouse concepts, including Chief Operating Officer from August 2018 to November 2021, Vice President of Operations from January 2015 to August 2018, Regional Vice President from 2005 to January 2015, and Market Partner from 2002 to 2005. Earlier in his career, Mr. Thompson was a Joint Venture Partner of Carrabba’s Italian Grill, a casual dining restaurant company operating Italian-American concepts and a subsidiary of Bloomin’ Brands, Inc. (NASDAQ: BLMN) (“Bloomin’ Brands”), from 1996 to 2002, as well as Managing Partner at Outback Steakhouse Grill, a casual dining restaurant company operating Australian-inspired steakhouse concepts and a subsidiary of Bloomin’ Brands, from 1991 to 1996. Mr. Thompson earned an Executive Education Certification from the University of Pennsylvania’s Wharton Corporate Governance Program in June 2022 and previously completed business coursework at Oklahoma City Community College and Tulsa Junior College.

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We believe that Mr. Thompson’s deep operational and leadership experience in the restaurant industry, including his senior executive roles at nationally recognized restaurant brands, would make him a valuable addition to the Board.

The principal business address of Mr. Thompson is 3005 S. Lamar Suite D-109 #360, Austin, Texas 78704.

As of the date hereof, Mr. Thompson does not own beneficially or of record any securities of the Company and has not entered into any transactions in securities of the Company during the past two (2) years.

On October 31, 2025, Mr. Thompson entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) with the other Participants in which, among other things, (i) the Participants agreed to jointly file a statement on Schedule 13D, and any amendments thereto, with respect to securities of the Company, to the extent required by applicable law, (ii) the Participants agreed to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting (including those nominated by or on behalf of the Biglari Group), (iii) the Participants agreed to take all other action necessary to achieve the foregoing, and (iv) Biglari agreed to bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Mr. Thompson has granted Mr. Biglari a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting.

The Lion Fund has signed a letter agreement with Mr. Thompson, pursuant to which it and its affiliates have agreed to indemnify Mr. Thompson against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against Mr. Thompson in his capacity as a director of the Company, if so elected.

We believe that the Biglari Nominee presently is, and if elected as a director of the Company, the Biglari Nominee would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if the Biglari Nominee is elected, the determination of his independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. The Biglari Nominee is not a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, the Biglari Nominee has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) the Biglari Nominee does not directly or indirectly beneficially own any securities of the Company; (iii) the Biglari Nominee does not own any securities of the Company which are owned of record but not beneficially; (iv) the Biglari Nominee has not purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by the Biglari Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) neither the Biglari Nominee nor any of his associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of the Biglari Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) the Biglari Nominee does not own beneficially, directly or indirectly, any securities of any affiliate of the Company; (ix) neither the Biglari Nominee nor any of his affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, which transaction has materially affected or will materially affect the Company or any of its affiliates or in which the amount involved exceeds $120,000; (x) neither the Biglari Nominee nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) neither the Biglari Nominee or any of his associates has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors; (xii) the Biglari Nominee does not hold any positions or offices with the Company; (xiii) the Biglari Nominee does not have a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which the Biglari Nominee has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which the Biglari Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to the Biglari Nominee, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving the Biglari Nominee or any of his associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had the Biglari Nominee been a director of the Company, and (c) neither the Biglari Nominee nor any of his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between or among the members of Biglari or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by the Biglari Nominee to be named as a nominee of The Lion Fund in any proxy statement and form of proxy relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Biglari Nominee is not a party adverse to the Company or any of its subsidiaries nor does the Biglari Nominee have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that the Biglari Nominee will be unable to stand for election, but, in the event that the Biglari Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated By-laws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Biglari Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Biglari that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

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Biglari and JACK will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. The Biglari Nominee has consented to being named as a nominee for election as a director of the Company in any proxy statement and form of proxy relating to the Annual Meeting. Stockholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominee may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominee and the Company’s nominees on the GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all stockholders. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. Biglari urges stockholders to vote using our GOLD universal proxy card “FOR” the Biglari Nominee and “FOR” the Unopposed Company Nominees.

The Company nominees that Biglari does not oppose and believes are the most qualified to serve as directors with the Biglari Nominee are the Unopposed Company Nominees. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. Biglari is not responsible for the accuracy of any information provided by or relating to JACK or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, JACK or any other statements that JACK or its representatives have made or may otherwise make.

IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE BIGLARI NOMINEE AND THE NINE (9) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE BIGLARI NOMINEE ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

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PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has appointed the firm of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2026. The following proposal will be presented at the Annual Meeting:

Action by the Audit Committee appointing KPMG LLP as the Company’s independent registered public accountants to conduct the annual audit of the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 27, 2026, is hereby ratified, confirmed and approved.

According to the Company’s proxy statement, if stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider the selection to determine, in its discretion, whether to retain KPMG or to select a different registered public accountant. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year.

According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL THREE

Advisory Vote on Executive Compensation

As discussed in further detail in the Company’s proxy statement, as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, stockholders have the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, narrative disclosures, and related footnotes included in the Company’s proxy statement. According to the Company’s proxy statement, this “Say on Pay” vote is advisory, and therefore nonbinding on the Company; however, the Compensation Committee of the Board (the “Compensation Committee”), which is comprised entirely of independent directors, will take into account the outcome of the vote when considering future executive compensation decisions. Accordingly, the Company is asking stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that Jack in the Box Inc. shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described narrative disclosures in this Proxy Statement for the 2026 Annual Meeting of Shareholders.”

We recommend that stockholders vote “AGAINST” the compensation of the Company’s named executive officers, who have presided over the significant destruction of stockholder value.

According to the Company’s proxy statement, approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

WE RECOMMEND STOCKHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL FOUR

Approval of Amendment to Jack in the Box 2023 Omnibus Incentive Plan to Increase the Number of Shares AVAILABLE for Issuance

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve the amendment to the 2023 Plan. The amendment to the 2023 Plan was approved by the Compensation Committee on December 5, 2025, subject to stockholder approval of this Proposal Four.

According to the Company’s proxy statement, the Company’s stockholders’ approval of this Proposal Four will allow the Company to grant equity to employees and other plan participants at market levels determined appropriate by the Board or Compensation Committee. If stockholders do not approve this Proposal Four, the Company will not be able to grant any equity incentive awards to the Company’s current employees and directors.

The Company’s proxy statement states that if this Proposal Four is approved by stockholders, the amendment to the 2023 Plan will become effective as of the date of the Annual Meeting. In the event that stockholders do not approve this Proposal Four, the amendment to the 2023 Plan will not go into effect and the Company will not have the necessary shares available to award annual equity grants.

According to the Company’s proxy statement, if this Proposal Four is approved by the Company’s stockholders, then subject to adjustment for certain changes in the Company’s capitalization, JACK will have [●] shares available for grant under the 2023 Plan (including [●] shares remaining available for future grants under the 2023 Plan as of September 28, 2025 and [●] additional shares), plus the Prior Plan Returning Shares (as defined in the 2023 Plan), as such shares become available from time to time.

We recommend shareholders vote “AGAINST” this proposal as we believe management should not continue to reward itself for its failures.

According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” this proposal. Brokers do not have discretionary authority to vote uninstructed shares on this matter.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL FIVE

RATIFICATION of the Adoption by the Board of the Stockholder Protection Rights Agreement

As discussed in further detail in the Company’s proxy statement, on July 1, 2025, the Board determined to adopt the original Rights Agreement and declared a dividend of one right (a “Right”) for each outstanding shares of Common Stock as of the close of business on July 14, 2025 or issued thereafter and prior to the Separation Time (as defined in the Company’s proxy statement). The Rights Agreement was amended by Amendment No. 1 to the Rights Agreement, dated September 8, 2025.

Each Right, upon becoming exercisable, will entitle its registered holder to purchase from the Company, after the Separation Time, one one-thousandth of a share of Participating Preferred Stock, par value $.01 per share, for $90.00, subject to adjustment. The holders of the Rights, solely by reason of their ownership of Rights, have no additional rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends. Until the Separation Time, the Rights are evidenced by, and trade with, the Common Stock certificates or, in the case of uncertificated shares of Common Stock, by the registration of the associated Common Stock on the Company’s stock transfer books, and are not exercisable.

The Rights Agreement is set to expire at the close of business on July 1, 2026, unless it is ratified by stockholders, in which event the Rights Agreement will expire on July 1, 2028, in accordance with its terms.

For additional information regarding the Rights and the Rights Agreement, please refer to the Company’s proxy statement.

Biglari believes that a stockholder rights plan, also known as a poison pill — like the one JACK seeks to have ratified at the Annual Meeting — will limit the Company’s future stock price. We firmly contend that the poison pill entrenches Board members, limiting their accountability to stockholders. We believe a poison pill disenfranchises stockholders and insulates the Board from accountability.

Furthermore, we believe JACK’s poison pill will have a negative effect on its stock price. Limiting the number of shares that stockholders can purchase limits demand, which therefore can negatively impact market price. In our view, this restriction also removes optionality for investors. We believe options have value; by removing options, stockholder value is reduced.

Consequently, we strongly recommend that you vote “AGAINST” the poison pill because we believe that it is unnecessary, embeds the Board, and has the effect of reducing JACK’s stock price.

According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.

WE RECOMMEND STOCKHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Biglari Nominee and the Unopposed Company Nominees to the Board, “FOR” the ratification of KPMG as the Company’s independent registered public accountants for the fiscal year ending September 27, 2026, “AGAINST” the Company’s Say on Pay proposal for the fiscal year ended September 28, 2025, “AGAINST” the approval of an amendment to the 2023 Plan, and “AGAINST” the ratification of the adoption by the Board of the Rights Agreement.

Biglari and JACK will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominee may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company has an annually elected Board with ten (10) directors up for election at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the Biglari Nominee, but also nine (9) of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees. Stockholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominee and the Company’s nominees on the GOLD universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we strongly recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all stockholders. We believe the best opportunity for the Biglari Nominee to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges stockholders using our GOLD universal proxy card to vote “FOR” the Biglari Nominee and “FOR” the nine (9) Unopposed Company Nominees.

IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE BIGLARI NOMINEE AND THE NINE (9) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

In order to virtually attend, you (or your authorized representative) must pre-register at www.cesonlineservices.com/[●] by [●] at [●] [a.m./p.m.] Pacific Time.

If you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/[●]. Please have your GOLD universal proxy card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the Annual Meeting must be received no later than [●] [a.m. / p.m.] Pacific Standard Time on [●], 2026.

If you do not have your GOLD universal proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/[●], but you will need to provide proof of ownership of shares of Common Stock as of the record date during the registration process. Such proof of ownership may include a copy of your proxy card received either from the Company or Biglari or a statement showing your ownership as of the Record Date.

If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the record date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/[●] and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the record date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at [●] [a.m. / p.m.] Pacific Standard Time on [●], 2026, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at [●] [a.m. / p.m.] Pacific Standard Time on [●], 2026, the day of the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone, as instructed on the GOLD universal proxy card. Additional information and Biglari’s proxy materials can also be found at www.[●].com. If you have any difficulty following the registration process, please email our proxy solicitor at info@saratogaproxy.com.

Beneficial owners of shares are encouraged to vote in advance of the Annual Meeting. If you intend to vote during the Annual Meeting, as a beneficial stockholder you must obtain a legal proxy from your brokerage firm or bank. Most brokerage firms or banks allow a stockholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your brokerage firm or bank. If you have requested a legal proxy online, and you have not received an email with your legal proxy within two business days of your request, contact your brokerage firm or bank.

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If you have requested a legal proxy by mail, and you have not received it within five business days of your request, contact your brokerage firm or bank. You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com or (ii) along with your voting ballot during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com to ensure that your vote is counted, rather than wait to upload the legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them with your ballot on the Annual Meeting website.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, a quorum will be present if the holders of at least a majority of the total number of shares of Common Stock entitled to vote are present, in person or by proxy, at the Annual Meeting. Abstentions and shares represented by broker non-votes are counted for the purpose of determining whether a quorum is present. If there are insufficient votes to constitute a quorum at the time of the Annual Meeting, the Company may adjourn the Annual Meeting to solicit additional proxies.

In addition, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals if you receive proxy materials from both the Company and Biglari.

If you are a stockholder of record, you may deliver your vote via the Internet or by mail or attend the Annual Meeting stockholder, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 2 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

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Votes Required for Approval

Proposal 1: Election of Directors – According to the Company’s proxy statement, in the election of directors, you may vote “FOR” or “WITHHOLD.” The Company’s Bylaws require that, in an election such as this, where the number of director nominees exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors. That means, if more than ten persons are lawfully nominated for election at the Annual Meeting, the ten nominees receiving the highest number of “For” votes will be elected. “Withhold” and broker non-votes will have no effect on the election of directors. Accordingly, directors will be elected by a plurality of the votes cast at the Annual Meeting, and the ten nominees receiving the highest number of “For” votes will be elected.

Proposal 2: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accountants – According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

Proposal 3: Advisory Vote to Approve Executive Compensation – According to the Company’s proxy statement, approval of the Say on Pay proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

Proposal 4: Approval of Amendment to Jack in the Box Inc. 2023 Omnibus Incentive Plan to Increase the Number of Shares for Issuance – According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” this proposal. Brokers do not have discretionary authority to vote uninstructed shares on this matter.

Proposal 5: Ratification of the Adoption by the Board of the Stockholder Protection Rights Agreement – According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereat and thereon such proposal. Abstentions will be included in the number of shares present and entitled to vote and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.

If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

22

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 9357 Spectrum Center Blvd, San Diego, California 92123, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Biglari requests that either the original or photostatic copies of all revocations be mailed to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Biglari Nominee.

IF YOU WISH TO VOTE FOR THE BIGLARI NOMINEE, FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD. ALTERNATIVELY, IF YOU DO NOT HAVE ACCESS TO THE INTERNET, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Biglari. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of Biglari, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Biglari Nominee may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Biglari has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Biglari has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Biglari will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of Biglari may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Biglari Nominee may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately [●] persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Biglari. Costs of this solicitation of proxies are currently estimated to be approximately $[●] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Biglari estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[●]. To the extent legally permissible, if Biglari is successful in its proxy solicitation, Biglari intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Biglari Nominee to the Board at the Annual Meeting. If such reimbursement is approved by the Board, Biglari does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

23

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are The Lion Fund, The Lion Fund II, Biglari Capital, Southern Pioneer, First Guard, Biglari Reinsurance, Biglari Insurance, Western Sizzlin, Steak ‘n Shake, Biglari Holdings, Sardar Biglari and the Biglari Nominee. The principal business of each of The Lion Fund and The Lion Fund II is purchasing, holding and selling securities for investment purposes. The principal business of Biglari Capital is serving as the general partner of The Lion Fund and The Lion Fund II. The principal business of Southern Pioneer is providing property and casualty insurance. The principal business of First Guard is serving as the direct underwriter of commercial truck insurance. The principal business of Biglari Reinsurance is serving as the parent company of each of Southern Pioneer and First Guard. The principal business of Biglari Insurance is serving as the parent company of Biglari Reinsurance. The principal business of Western Sizzlin is serving as a steak and buffet restaurant concept serving signature steak dishes as well as other classic American menu items. The principal business of Steak ‘n Shake is serving as a restaurant chain serving premium burgers and milkshakes. The principal business of Biglari Holdings is serving as a holding company owning subsidiaries engaged in a number of diverse business activities, including property and casualty insurance and reinsurance, licensing and media, restaurants, and oil and gas. The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of Biglari Holdings and Biglari Capital.

The principal business address of each of Biglari Holdings, The Lion Fund, The Lion Fund II, Biglari Insurance, Biglari Capital and Sardar Biglari is 19100 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259. The principal business address of Southern Pioneer is 2816 Longview Drive, Jonesboro, Arkansas 72401. The principal business address of First Guard is 240 Nokomis Ave S., Venice, Florida 34285. The principal business address of Biglari Reinsurance is 141 Front St., Hamilton HM 19, Bermuda. The principal business address of Western Sizzlin is 89 Summers Way, Suite 103, Roanoke, Virginia 24019-8087. The principal business address of Steak ‘n Shake is 107 S. Pennsylvania Street, Suite 400, Indianapolis, Indiana 46204.

As of the date hereof, The Lion Fund is the direct beneficial owner of 542,700 shares of Common Stock. The Lion Fund II is the direct beneficial owner of 1,140,952 shares of Common Stock. Biglari Capital, as the general partner of The Lion Fund and The Lion Fund II, may be deemed to beneficially own the 1,683,652 shares of Common Stock owned in the aggregate by The Lion Fund and The Lion Fund II. As the date hereof, Southern Pioneer is the direct beneficial owner of 106,317 shares of Common Stock. As the date hereof, First Guard is the direct beneficial owner of 21,900 shares of Common Stock. As of the date hereof, Biglari Reinsurance is the direct beneficial owner of 20,000 shares of Common Stock, and as the parent company of each of Southern Pioneer and First Guard, may be deemed to beneficially own the 128,217 shares of Common Stock owned in the aggregate by Southern Pioneer and First Guard. Biglari Insurance, as the parent company of Biglari Reinsurance, may be deemed to beneficially own the 148,217 shares of Common Stock owned in the aggregate by Southern Pioneer, First Guard and Biglari Reinsurance. As the date hereof, Western Sizzlin is the direct beneficial owner of 52,400 shares of Common Stock. Biglari Holdings, as the parent company of Biglari Insurance and Western Sizzlin, may be deemed to beneficially own the 200,617 shares of Common Stock owned in the aggregate by Southern Pioneer, First Guard, Biglari Reinsurance and Western Sizzlin. Mr. Biglari, as the Chairman and Chief Executive Officer of each of Biglari Capital and Biglari Holdings, may be deemed to beneficially own the 1,884,269 shares of Common Stock owned in the aggregate by The Lion Fund, The Lion Fund II, Southern Pioneer, First Guard, Biglari Reinsurance, and Western Sizzlin. As of the date hereof, Steak ‘n Shake does not beneficially own any shares of Common Stock.

Each of the Participants may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,884,269 shares of Common Stock owned in the aggregate by all of the Participants. Each of the Participants disclaims beneficial ownership of the shares of Common Stock reported owned herein that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

24

Except as otherwise indicated in this Proxy Statement, the shares of Common Stock directly owned by each of The Lion Fund, The Lion Fund II, Southern Pioneer, First Guard, Biglari Reinsurance and Western Sizzlin were purchased with working capital in open market purchases.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Biglari is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Biglari is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

25

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Biglari.

This Proxy Statement is dated [●]. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, a proposal for action to be presented by any stockholder at the 2027 Annual Meeting will be acted upon only:

•	If a proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal is received by the Corporate Secretary no later than 120 calendar days prior to the anniversary of the mailing of the Company’s proxy statement for the Annual Meeting (i.e., no later than 5:00 p.m. Pacific Time on [●]).
•	If the proposal is not to be included in the Company’s proxy statement, the proposal is delivered to the Corporate Secretary not less than 120 days and not more than 150 days prior to the first anniversary of the date of the previous year’s annual meeting of shareholders (i.e., not later than [●] and not earlier than [●]); in addition, such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action, and must also comply with the procedures and requirements set forth in as well as the applicable requirements of the Bylaws.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear at the 2027 Annual Meeting to present such proposal.

In addition to satisfying the provisions in the Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than [●]. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

All proposals must be in writing and should be sent to Jack in the Box Inc., to the attention of Corporate Secretary, at 9357 Spectrum Center Blvd., San Diego, California 92123.

A copy of the Bylaws may be obtained by written request to the Corporate Secretary at the same address. The Bylaws are also available at http://investors.jackinthebox.com.

26

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Biglari that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Biglari Nominee by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

Biglari Capital Corp.

__________, ____

27

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

The Lion Fund II, L.P.

Purchase of Common Stock	100,000	05/19/2025
Purchase of Common Stock	136,729	05/20/2025
Purchase of Common Stock	200,000	05/21/2025
Purchase of Common Stock	140,200	05/22/2025
Purchase of Common Stock	32,840	05/27/2025

Southern Pioneer Property & Casualty Insurance Company

Purchase of Common Stock	7,500	05/30/2024
Purchase of Common Stock	2,800	05/31/2024
Purchase of Common Stock	3,800	06/18/2024
Purchase of Common Stock	12,000	09/11/2024
Purchase of Common Stock	25,500	04/24/2025
Purchase of Common Stock	6,000	04/25/2025

First Guard Insurance Company

Purchase of Common Stock	7,200	05/08/2024

Western Sizzlin Corporation

Purchase of Common Stock	52,400	04/07/2025

Biglari Reinsurance Ltd.

Purchase of Common Stock	20,000	04/07/2025

I-1

SCHEDULE II

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on December 16, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of [●], information with respect to beneficial ownership of our Common Stock by (i) each person who we know to beneficially own more than 5% of our Common Stock, (ii) each director and nominee for director of the Company, (iii) each NEO listed in the Summary Compensation Table herein and (iv) all of our directors and executive officers (employed as of the Record Date) of the Company as a group. The address of each director and executive officer shown in the table below is c/o Jack in the Box Inc., 9357 Spectrum Center Blvd., San Diego, CA 92123.

We determined the number of shares of Common Stock beneficially owned by each person under rules promulgated by the SEC, based on information obtained from questionnaires, Company records and filings with the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity had the right to acquire within sixty days of [●]. All percentages are based on the shares of Common Stock outstanding as of [●]. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by that holder.

Security Ownership of Certain Beneficial Owners

Name	Number of Shares of Common Stock Beneficially owned as of [●]	Percent of Class
Sardar Biglari(1)	1,884,269	9.97%
Callodine Capital Management, LP(2)	1,695,504	8.97%
BlackRock Inc.(3)	1,416,023	7.49%
GreenWood Investors LLC / Steven Wood(4)	1,148,016	6.08%
Vanguard Group Inc.(5)	1,133,460	6.00%
Green Frog Investments Inc.(6)	945,000	5.00%

II-1

 __________________

(1)	According to a Schedule 13D/A filing made on November 3, 2025, Mr. Biglari has sole investment discretion and sole voting power with respect to 1,884,269 shares. The address of Mr. Biglari is 19100 Ridgewood Pkwy, Suite 1200, San Antonio, TX 78259.
(2)	According to its Form 13F filing as of September 30, 2025, Callodine Capital Management, LP had sole investment discretion and sole voting power with respect to 1,695,504 shares. The address of Callodine Capital Management, LP is Two International Place, Suite 1830, Boston, MA 02110.
(3)	According to its Form 13F filing as of September 30, 2025, BlackRock Inc. had sole investment discretion with respect to 1,416,023 shares, of which it had sole voting authority with respect to 1,377,681 shares and no voting authority with respect to 38,342 shares. The address of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001.
(4)	According to a Schedule 13D filing made on November 18, 2025, GreenWood Investors LLC and Steven Wood have shared voting power with respect to 1,115,781 shares and shared dispositive power with respect to 1,148,016 shares. The address for GreenWood Investors LLC and Steven Wood is 1270 Avenue of the Americas, 7th Floor, New York, NY, 10020.
(5)	According to its Form 13F filings as of September 30, 2025, Vanguard Group Inc., on behalf of itself and its direct subsidiaries, Vanguard Fiduciary Trust Co and Vanguard Global Advisers, LLC had investment discretion with respect to accounts holding 1,133,460 shares. The Vanguard Group Inc. was the beneficial owner of 1,004,400 shares, of which it had no voting authority. Vanguard Fiduciary Trust Co was the beneficial owner of 122,167 shares, of which it had shared voting power. Vanguard Global Advisers, LLC. was the beneficial owner of 6,893 shares, of which it had no voting power. The address of Vanguard Group, Inc. is P.O. Box 2600 V26, Valley Forge, PA 19482-2600.
(6)	According to a Schedule 13G filing made on August 13, 2025, Green Frog Investments Inc. has sole investment discretion and sole voting power with respect to 945,000 shares. The address for Green Frog Investments Inc is PH Molon Tower, Piso 5 A, Calle Aquilino de la Guardia, El Dorado, Panama City, Panama.
II-2

Security Ownership of Directors and Management

Name	Shares(1) Direct Holdings	RSUs Acquirable and Options Exercisable Within 60 Days(2)	Deferred Stock Equivalents / Units(3)	Unvested RSUs(4)	Total Shares Beneficially Owned	Percent of Class(5)
Mr. Tucker	[●]	[●]	[●]	[●]	[●]	*
Ms. Hooper	[●]	[●]	[●]	[●]	[●]	*
Mr. Ostrom	[●]	[●]	[●]	[●]	[●]	*
Ms. Super	[●]	[●]	[●]	[●]	[●]	*
Mr. Mount	[●]	[●]	[●]	[●]	[●]	*
Mr. Diaz	[●]	[●]	[●]	[●]	[●]	*
Mr. Goebel	[●]	[●]	[●]	[●]	[●]	*
Mr. King	[●]	[●]	[●]	[●]	[●]	*
Ms. Kleiner	[●]	[●]	[●]	[●]	[●]	*
Mr. Murphy	[●]	[●]	[●]	[●]	[●]	*
Mr. Myers	[●]	[●]	[●]	[●]	[●]	*
Mr. Smolinisky	[●]	[●]	[●]	[●]	[●]	*
Mr. Ramirez	[●]	[●]	[●]	[●]	[●]	*
Mr. Yeung	[●]	[●]	[●]	[●]	[●]	*
All Directors and Executive Officers as a Group (17 persons)	[●]	[●]	[●]	[●]	[●]	[●]%

 __________________

*	Asterisk in the percent of class column indicates beneficial ownership of less than 1%
(1)	Represents the number of shares of Common Stock beneficially owned on [●].
(2)	Represents RSUs that vest within 60 days from [●] and options that were exercisable on [●] and options that become exercisable within 60 days of [●].
(3)	Represents (i) Common Stock equivalents attributed to cash compensation deferred under the Director Deferred Compensation Plan and (ii) deferred RSUs and related dividends. (As described in the Director Compensation section of this Proxy Statement, these deferrals are convertible on a one-for-one basis into shares of Common Stock upon a director’s termination of service.)
(4)	Represents for (a) for retirement-eligible executives, RSUs that fully vest upon termination of service and are convertible on a one-for-one basis into shares of Common Stock upon vesting, and (b) for directors, RSUs that fully vest upon the earlier of 12 months from the date of grant or upon termination of service.
(5)	For purposes of computing the percentage of outstanding shares held by each person or group of persons named in the Beneficial Ownership table on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of the Biglari Nominee and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by:

•	SIGNING the enclosed GOLD universal proxy card,
•	DATING the enclosed GOLD universal proxy card, and
•	MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States), or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

GOLD UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED DECEMBER [●], 2025

Jack in the Box Inc.

2026 ANNUAL MEETING OF stockholders

THIS PROXY IS SOLICITED ON BEHALF OF BIGLARI CAPITAL CORP. and the other participants in its PROXY solicitation

THE BOARD OF DIRECTORS OF Jack in the Box Inc.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Sardar Biglari, John Ferguson and Ann Marie Mellone and each of them, as attorneys and agents with full power of substitution to vote all shares of Common Stock, $0.01 par value per share (the “Common Stock”), of Jack in the Box Inc. (the “Company” or “JACK”) which the undersigned would be entitled to vote if personally present at the 2026 annual meeting of stockholders of the Company scheduled to be held on [●], 2026, at [●] [a.m./p.m.] Pacific Time, which will be a completely “virtual meeting” of stockholders to be held at www.cesonlineservices.com/[●] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to The Lion Fund, L.P., The Lion Fund II, L.P., Biglari Capital Corp., Southern Pioneer Property and Casualty Insurance Company, First Guard Insurance Company, Biglari Reinsurance Ltd., Biglari Insurance Group Inc., Western Sizzlin Corporation, Steak ‘n Shake Inc., Biglari Holdings Inc. and Sardar Biglari (collectively, “Biglari”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE BIGLARI NOMINEE AND “for” THE NINE (9) COMPANY NOMINEES UNOPPOSED BY BIGLARI IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “AGAINST” PROPOSALS 3, 4 AND 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Biglari Group’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Statement and our GOLD universal proxy card are available at http:/www.___________.com.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

BIGLARI STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “for” THE BIGLARI NOMINEE AND “for” THE NINE (9) COMPANY NOMINEES UNOPPOSED BY BIGLARI, AND NOT VOTE “FOR” OR “WITHHOLD” WITH RESPECT TO THE REMAINING COMPANY NOMINEE LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO TEN (10) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” AND/OR “WITHHOLD” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of Directors

BIGLARI Nominee	FOR	WITHHOLD
a) Douglas Thompson	☐	☐

COMPANY Nominees UNOPPOSED BY BIGLARI	FOR	WITHHOLD
b) [Guillermo Diaz, Jr.]	☐	☐
c) [David Goebel]	☐	☐
d) [Mark King]	☐	☐
e) [Madeleine Kleiner]	☐	☐
f) [Michael Murphy]	☐	☐
g) [James Myers]	☐	☐
h) [Enrique Ramirez]	☐	☐
i) [Alan Smolinisky]	☐	☐
j) [Lance Tucker]	☐	☐
k) [Vivien Yeung]	☐	☐

COMPANY Nominee OPPOSED BY biglari	FOR	WITHHOLD
l) [_____]	☐	☐

BIGLARI MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	Ratification of KPMG LLP as Independent Registered Public Accountants for FY2026.
☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD UNIVERSAL PROXY CARD

BIGLARI RECOMMENDS STOCKHOLDERS VOTE “AGAINST” PROPOSAL 3.

3.	Advisory Vote to Approve Executive Compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BIGLARI RECOMMENDS STOCKHOLDERS VOTE “AGAINST” PROPOSAL 4.

4.	Approval of an Amendment to the Jack in the Box Inc. 2023 Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BIGLARI RECOMMENDS STOCKHOLDERS VOTE “AGAINST” PROPOSAL 5.

5.	Ratification of the Adoption by the Board of the Stockholder Protection Rights Agreement.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.